                                                                    Exhibit 99.2

             UNAUDITED, COMBINED PRO FORMA FINANCIAL STATEMENTS OF
                                GENZYME GENERAL

INTRODUCTION:

     On June 28, 1999, Genzyme General Division ("Genzyme General") will transfer $150.0 million of cash and investments (the "Transfer") to Genzyme Surgical Products Division ("GSP") and Genzyme will distribute (the "Distribution") approximately 14.8 million shares of Genzyme Surgical Products Division Common Stock ("GZSP Stock") to the holders of Genzyme General Division Common Stock ("GENZ Stock"). These unaudited, combined pro forma financial statements and the related notes are presented to give effect to the Transfer and the Distribution (as described in Note 1). Pro forma statements of operations have been presented for Genzyme General assuming that the Distribution occurred as of January 1, 1998. A pro forma balance sheet has been presented for Genzyme General assuming that the Transfer and the Distribution occurred as of March 31, 1999. Pro forma financial statements for Genzyme, Genzyme Molecular Oncology Division ("GMO") and Genzyme Tissue Repair Division ("GTR") have not been included because the Transfer will have no effect on the historical financial condition or results of operations of either Genzyme, GTR or GMO.

                                GENZYME GENERAL

             UNAUDITED, COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         HISTORICAL                            PRO FORMA
                                                           FOR THE                              FOR THE
                                                        QUARTER ENDED       PRO FORMA        QUARTER ENDED
                                                           3/31/99       ADJUSTMENTS 2(A)       3/31/99
                                                        -------------    ----------------    -------------
Total revenues........................................    $178,119           $(27,353)         $150,766

Operating costs and expenses:
  Cost of products and services sold..................      52,566            (15,844)           36,722
  Selling, general and administrative.................      51,012            (15,287)           35,725
  Research and development............................      26,667             (5,602)           21,065
  Amortization of intangibles.........................       3,503             (1,417)            2,086
                                                          --------           --------          --------
          Total operating costs and expenses..........     133,748            (38,150)           95,598
                                                          --------           --------          --------
Operating income......................................      44,371             10,797            55,168

Other income (expenses):
  Equity in net loss of unconsolidated affiliates.....      (7,710)               (46)           (7,756)
  Gain on affiliate sale of stock.....................         606                 --               606
  Minority interest...................................         866                 --               866
  Gain on sale of investment in equity securities.....       1,963                 --             1,963
  Investment income...................................       7,930                 (7)            7,923
  Interest expense....................................      (5,050)                 1            (5,049)
                                                          --------           --------          --------
          Total other income (expenses)...............      (1,395)               (52)           (1,447)
                                                          --------           --------          --------
Income before income taxes............................      42,976             10,745            53,721
Provision for income taxes............................     (16,391)            (3,825)          (20,216)
                                                          --------           --------          --------
Net income............................................      26,585              6,920            33,505
Tax benefit allocated from Genzyme Tissue Repair......       3,962                 --             3,962
Tax benefit allocated from Genzyme Molecular
  Oncology............................................       1,934                 --             1,934
Tax benefit allocated from Genzyme Surgical
  Products............................................          --              3,825             3,825
                                                          --------           --------          --------
Net income attributable to GENZ Stock.................    $ 32,481           $ 10,745          $ 43,226
                                                          ========           ========          ========
Per Genzyme General common share:
Net income per Genzyme General common
  share -- basic:.....................................    $   0.40           $   0.13          $   0.53
                                                          ========           ========          ========
Weighted average shares outstanding...................      81,958                 --            81,958
                                                          ========           ========          ========
Net income per Genzyme General common and common
  equivalent share -- diluted:........................    $   0.38           $   0.11          $   0.49
                                                          ========           ========          ========
Adjusted weighted average shares outstanding..........      85,632              6,959            92,591
                                                          ========           ========          ========

  The accompanying notes are an integral part of these unaudited, combined pro forma financial statements.

                                GENZYME GENERAL

             UNAUDITED, COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                              PRO FORMA
                                                            HISTORICAL                         FOR THE
                                                             FOR THE                            YEAR
                                                            YEAR ENDED       PRO FORMA          ENDED
                                                             12/31/98     ADJUSTMENTS 2(A)    12/31/98
                                                            ----------    ----------------    ---------
Total revenues............................................   $673,277        $(103,958)       $569,319

Operating costs and expenses:
  Cost of products and services sold......................    245,316          (72,274)        173,042
  Selling, general and administrative.....................    183,469          (57,297)        126,172
  Research and development................................     91,757          (18,618)         73,139
  Amortization of intangibles.............................     13,358           (5,748)          7,610
                                                             --------        ---------        --------
          Total operating costs and expenses..............    533,900         (153,937)        379,963
                                                             --------        ---------        --------
Operating income..........................................    139,377           49,979         189,356

Other income (expenses):
  Equity in net loss of unconsolidated affiliates.........    (19,685)             (54)        (19,739)
  Gain on affiliate sale of stock.........................      2,369               --           2,369
  Minority interest.......................................      4,285               --           4,285
  Gain on sale of product line............................     31,202               --          31,202
  Gain on sale of investments.............................      3,391               --           3,391
  Charge for impaired investments.........................     (3,397)              --          (3,397)
  Investment income.......................................     23,097             (144)         22,953
  Interest expense........................................    (17,069)              75         (16,994)
                                                             --------        ---------        --------
          Total other income (expenses)...................     24,193             (123)         24,070
                                                             --------        ---------        --------
Income before income taxes................................    163,570           49,856         213,426
Provision for income taxes................................    (62,438)         (17,936)        (80,374)
                                                             --------        ---------        --------
Net income................................................    101,132           31,920         133,052
Tax benefit allocated from Genzyme Tissue Repair..........     16,394               --          16,394
Tax benefit allocated from Genzyme Molecular Oncology.....      3,527               --           3,527
Tax benefit allocated from Genzyme Surgical Products......         --           17,936          17,936
                                                             --------        ---------        --------
Net income attributable to GENZ Stock.....................   $121,053        $  49,856        $170,909
                                                             ========        =========        ========
Per Genzyme General common share:
Net income per Genzyme General common share -- basic:.....   $   1.53        $    0.63        $   2.16
                                                             ========        =========        ========
Weighted average shares outstanding.......................     79,063               --          79,063
                                                             ========        =========        ========
Net income per Genzyme General common and common
  equivalent share -- diluted:............................   $   1.48        $    0.58        $   2.06
                                                             ========        =========        ========
Adjusted weighted average shares outstanding..............     81,734            4,088          85,822
                                                             ========        =========        ========

  The accompanying notes are an integral part of these unaudited, combined pro forma financial statements.

                                GENZYME GENERAL

                  UNAUDITED, COMBINED PRO FORMA BALANCE SHEET
                             (AMOUNTS IN THOUSANDS)

                                                          HISTORICAL                        PRO FORMA
                                                           GENZYME                           GENZYME
                                                           GENERAL         PRO FORMA         GENERAL
                                                           3/31/99      ADJUSTMENTS 2(B)     3/31/99
                                                          ----------    ----------------    ----------
                            ASSETS
Current assets:
  Cash and cash equivalents.............................  $   61,668       $  (1,199)       $   60,469
  Short-term investments................................     247,668        (150,000)           97,668
  Accounts receivable, net..............................     156,461         (16,344)          140,117
  Inventories...........................................     107,910         (24,919)           82,991
  Prepaid expenses and other current assets.............      31,108          (1,347)           29,761
  Due from Genzyme Tissue Repair........................       3,994              --             3,994
  Due from Genzyme Molecular Oncology...................       4,526              --             4,526
  Deferred tax assets -- current........................      39,690              --            39,690
                                                          ----------       ---------        ----------
          Total current assets..........................     653,025        (193,809)          459,216

Property, plant and equipment, net......................     374,294         (16,306)          357,988

Long-term investments...................................     300,985              --           300,985
Intangibles, net........................................     259,934        (176,183)           83,751
Deferred tax assets -- noncurrent.......................      28,245              --            28,245
Investments in equity securities........................      39,305              --            39,305
Other noncurrent assets.................................      33,197          (2,687)           30,510
                                                          ----------       ---------        ----------
          Total assets..................................  $1,688,985       $(388,985)       $1,300,000
                                                          ==========       =========        ==========
               LIABILITIES AND DIVISION EQUITY
Current liabilities:
  Accounts payable......................................  $   21,513       $  (5,285)       $   16,228
  Accrued expenses......................................      76,664          (5,013)           71,651
  Income taxes payable..................................      20,974              12            20,986
  Deferred revenue......................................       1,618              --             1,618
  Current portion of long-term debt and capital lease
     obligations........................................      83,158              --            83,158
                                                          ----------       ---------        ----------
          Total current liabilities.....................     203,927         (10,286)          193,641

Noncurrent liabilities:
Long-term debt and capital lease obligations............       3,070              --             3,070
Convertible subordinated notes and debentures...........     271,813              --           271,813
Other...................................................       8,072            (221)            7,851
                                                          ----------       ---------        ----------
          Total liabilities.............................     486,882         (10,507)          476,375

Division equity.........................................   1,202,103        (378,478)          823,625
                                                          ----------       ---------        ----------

          Total liabilities and division equity.........  $1,688,985       $(388,985)       $1,300,000
                                                          ==========       =========        ==========

  The accompanying notes are an integral part of these unaudited, combined pro forma financial statements.

                                GENZYME GENERAL

          NOTES TO UNAUDITED, COMBINED PRO FORMA FINANCIAL STATEMENTS

(1) CREATION OF GSP AND DISTRIBUTION OF GZSP STOCK:

    GSP was created from Genzyme's existing surgical products business, which previously operated as a business unit of Genzyme General. It primarily consists of the products and assets of Genzyme acquired upon the purchase of DSP in 1996, Genzyme's portfolio of Sepra Products, and Genzyme's research and development programs in gene and cell therapy for cardiovascular disease. On June 28, 1999 (the "Distribution Date"), Genzyme will distribute to the holders of GENZ Stock of record at the close of business on June 14, 1999, approximately 14.8 million shares of GZSP Stock. Also on June 28, 1999, Genzyme General will allocate $150.0 million of cash and investments to GSP. Subsequent to the Distribution, Genzyme General's financial statements will be restated to eliminate the assets and liabilities and revenue and expenses attributable to GSP. These pro forma financial statements reflect such eliminations.

(2) PRO FORMA ADJUSTMENTS RELATED TO THE CREATION OF GSP AND DISTRIBUTION OF GZSP STOCK:

     (A) The pro forma adjustments to the Genzyme General Combined Statements of Operations for the three months ended March 31, 1999 and for the year ended December 31, 1998, reflect the elimination of revenues and expenses attributable to GSP's operations for those periods. In addition, Genzyme General's income tax provision has been adjusted to reflect the impact of eliminating GSP's losses. The tax benefit attributable to GSP has been reallocated to Genzyme General in accordance with Genzyme's tax allocation policy.

     (B) The pro forma adjustments to the Genzyme General Combined Balance Sheet at March 31, 1999 reflect the elimination of assets, liabilities and division equity attributable to GSP as of March 31, 1999. In addition, the short-term investments have been adjusted to reflect the transfer of $150.0 million to GSP.